UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) : December 31, 2004

SOUTHWEST BANCORPORATION OF TEXAS, INC.

(Exact name of registrant as specified in charter)

Texas (State of Incorporation)	000-22007 (Commission File No.)	76-0519693 (I.R.S. Employer Identification No.)

4400 POST OAK PARKWAY HOUSTON, TEXAS (Address of Principal Executive Offices)	77027 (Zip Code)

(713) 235-8800
(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01 Entry into a Material Definitive Agreement.

     Southwest Bancorporation of Texas, Inc. (the “Company”) has entered into Indemnity Agreements (the “Agreements”), effective as of December 31, 2004, with each of the following (a) directors of the Company and/or its subsidiaries: Willie J. Alexander, Carin M. Barth, John B. Brock III, Timothy R. Brown, Kirbyjon H. Caldwell, Ernest H. Cockrell, J. David Heaney, Paul W. Hobby, John W. Johnson, Walter E. Johnson, Barry M. Lewis, Fred R. Lummis, Scott J. McLean, James G. Moses, Paul B. Murphy, Jr., Andres Palandjoglou, Wilhelmina E. Robertson, Thomas F. Soriero, Sr., Stanley D. Stearns, Manuel Urquidi and Mark A. Wallace; and (b) executive officers of the Company and/or its subsidiaries: Dale A. Andreas, Joseph H. Argue III, E. Reginald Brewer, Frank D. Cox, John O. Drew, Michael R. Duckworth, David C. Farries, Joseph Goyne, Debra J. Innes, Terry Kelley, Conrad W. Magouirk, Marylyn Manis-Hassanein, George Marshall, Randall E. Meyer, Kenneth W. Olan, P. Allan Port, Steve D. Stephens, Barbara S. Vilutis and W. Lane Ward (each such director and executive officer an “Indemnified Party”).

     The Agreements provide that the Company will indemnify each Indemnified Party to the fullest extent authorized or permitted by the provisions of the Texas Business Corporation Act, including, but not limited to, the maximum extent required or permitted by any amendment thereof or other statutory provision authorizing or permitting such indemnification adopted after the effective date of the Agreements. The Agreements also provide that the Company will indemnify each Indemnified Party to the fullest extent permitted by law against any and all litigation costs and losses of the Indemnified Party in connection with any proceeding to which the Indemnified Party is, was or at any time becomes a party, or is threatened to be made a party or otherwise becomes involved by reason of the fact that the Indemnified Party is, was or at any time becomes a director, officer, employee, agent or fiduciary of the Company, or is or was serving or at any time serves at the request of the Company as a director, officer, employee, agent or fiduciary of another corporation, partnership, joint venture, trust or other enterprise or of any benefit plan related to the business and affairs of the Company.

     The form of the Agreements is attached hereto as Exhibit 10.1. The foregoing description is qualified by reference to Exhibit 10.1.

Item 9.01(c) Exhibits.

     Exhibit 10.1 Form of Indemnity Agreements

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHWEST BANCORPORATION OF TEXAS, INC.
Dated: January 6, 2005	By:	/s/ P. Allan Port
P. Allan Port
Executive Vice President, General Counsel and Secretary

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INDEX TO EXHIBITS

Exhibit	Description
10.1	Form of Indemnity Agreements

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